Exhibit 32.1

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of American Technology Corporation (the "Company"), that, to his knowledge, the Annual Report of the Company on Form 10-K for the fiscal ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: December 28, 2004

/s/ ELWOOD G. NORRIS

Elwood G. Norris, Chairman of the Board (Co-Principal Executive Officer)

Dated: December 28, 2004

/s/ KALANI JONES

Kalani Jones, President and Chief Operating Officer (Co-Principal Executive Officer)

Dated: December 28, 2004

/s/ MICHAEL A. RUSSELL

Michael A. Russell Chief Financial Officer (Principal Financial Officer)